UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SACHEM CAPITAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405
Notice of Annual Meeting of Shareholders
To be held on Thursday, October 15, 2020
September 15, 2020
To our Shareholders:
You are invited to attend the 2020 Annual Meeting of Shareholders of Sachem Capital Corp. 10:00 AM, Eastern Daylight Saving Time, on Thursday, October 15, 2020, which will be held virtually on the internet at www.meetingcenter.io/275337634. In light of the ongoing COVID-19 pandemic, we believe that holding a virtual meeting is in the best interest of the health and safety of our shareholders. Recent public health guidance, both globally and in the United States, may restrict the ability of our shareholders to travel and attend, or for us to host an in-person shareholder meeting. Accordingly, we believe a virtual meeting will provide the best opportunity for our shareholders to attend and participate in the meeting.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing and dating the enclosed proxy card and returning it to us in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.
Thank you for your continued support.
Sincerely,
John L. Villano, CPA
Chairman

SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405
Notice of Annual Meeting of Shareholders
To be held on Thursday, October 15, 2020

The 2020 Annual Meeting of Shareholders of Sachem Capital Corp. (the “Company”) will be held on Thursday, October 15, 2020 at 10:00 AM, Eastern Daylight Saving Time, and will be held virtually on the internet at www.meetingcenter.io/275337634.
We have adopted this technology to expand access to the meeting, improve communications and impose lower costs on our shareholders, the Company and the environment. We believe virtual meetings enable increased shareholder participation from locations around the world. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/275337634 on the meeting date and at the time described in the accompanying proxy statement. The password for the meeting is SACH2020. There is no physical location for the Annual Meeting. Additionally, given the heightened concerns around COVID-19, the virtual meeting format allows us to continue to proceed with the meeting while mitigating the potential health and safety risks to participants.
The purpose of the meeting is to consider and act upon the following:
1.   To elect four (4) directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.   To approve on an advisory basis, the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.
3.   To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.
Holders of record of the Company’s common shares, par value $.001 per share, at the close of business on August 27, 2020 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be available for examination by any shareholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.
By order of the Board of Directors
Branford, Connecticut September 15, 2020
John L. Villano, CPA Chairman and Chief Executive Officer

IMPORTANT:
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, OCTOBER 15, 2020
The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy
Statement, are also available at http:// www.envisionreports.com/SACH

SACHEM CAPITAL CORP.
698 Main Street
Branford, CT 06405

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on Thursday, October 15, 2020
Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors (the “Board”) of Sachem Capital Corp. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, October 15, 2020 at 10:00 AM, Eastern Daylight Saving Time, and will be held virtually on the internet at www.meetingcenter.io/275337634 for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 698 Main Street, Branford, Connecticut 06405. The approximate date on which this Proxy Statement, the accompanying proxy and Annual Report for the year ended December 31, 2019 will be mailed to shareholders is September 15, 2020.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, OCTOBER 15, 2020
The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are also available at http://www.envisionreports.com/SACH
THE VOTING AND VOTE REQUIRED
Record Date and Quorum
Only shareholders of record at the close of business on August 27, 2020 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had 22,117,301 common shares, par value $.001 per share (the “Common Shares”) outstanding. Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if shareholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting or by proxy.
Voting of Proxies
The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed proxy will vote the Common Shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the year ending December 31, 2020 (“Approval of Auditors”); and (iii) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (see below). All shares represented by valid proxies will be voted in accordance with the instructions contained therein. A proxy may be revoked by the shareholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the Annual Meeting, and a prior proxy is automatically revoked by a shareholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. Shares represented by proxies which are marked “WITHHOLD AUTHORITY” or “ABSTAIN” will be counted for quorum purposes.

Broker Non-Votes.   A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is a “non-routine” matter, a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the Annual Meeting, the Approval of Auditors (Proposal No. 2) is considered a routine matter and the election of directors (Proposal No. 1) is considered a “non-routine” matter. Broker non-votes will be counted towards determining whether or not a quorum is present.
Voting Requirements
Election of Directors.   The election of the four (4) director nominees will require a plurality of the votes cast at the Annual Meeting. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat. Shares represented by proxies marked “WITHHOLD AUTHORITY” and broker non-votes will be deemed not to have been cast and will have no effect on the outcome of the vote.
Advisory Approval of the Appointment of Independent Auditors.   The affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote at the Annual Meeting is required to approve the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020 on an advisory basis. Shares represented by proxies marked “ABSTAIN” will not be treated as a vote “for” or “against” the matter and, thus will have no effect on the outcome of the vote.
Virtual Meeting Instructions/Q&A
Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/275337634. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is SACH2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 AM, Eastern Daylight Saving Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holding of Common Shares along with your name and email address to Computershare, the Company’s registrar and transfer agent. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Saving Time, on October 13, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

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By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

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By mail:

Computershare
Sachem Capital Corp. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q:
Why are you holding a virtual meeting instead of a physical meeting?

A:
In light of the ongoing COVID-19 pandemic, we believe that holding a virtual meeting is in the best interest of the health and safety of our shareholders. Recent public health guidance, both globally and in the United States, may restrict the ability of our shareholders to travel and attend, or for us to host an in-person shareholder meeting. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

Proposal No. 1
ELECTION OF DIRECTORS
Four (4) directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.
It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four (4) nominees named below. If any such nominee should become unable or unwilling to serve as a director, the proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All four nominees are currently members of the Board. There are no family relationships among any of the executive officers or directors of the Company.
Our director nominees and their respective ages as of the Record Date are as follows:
Name	Age	Position
John L. Villano	60	Chairman of the Board, Chief Executive Officer and Chief Financial Officer, President and Treasurer
Leslie Bernhard(1)(2)	76	Director
Arthur Goldberg(1)(3)	81	Director
Brian Prinz(1)(4)	67	Director

(1)
Member of the Audit, Compensation and Nominating and Corporate Governance Committees.

(2)
Chair of the Compensation Committee.

(3)
Chair of the Audit Committee.

(4)
Chair of the Nominating and Corporate Governance Committee.

Set forth below is a brief description of the background and business experience of our directors:
John L. Villano, is Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Treasurer. Mr. Villano is one of our founders. At the time of our IPO, he became our Chairman, co-Chief Executive Officer, Chief Financial Officer and Secretary. In November 2019, upon the resignation of his brother, Jeffrey C. Villano, he was appointed Chairman, Chief Executive Officer, President, Chief Financial Officer and Treasurer. Mr. Villano is a certified public accountant and was engaged in the private practice of accounting and auditing for almost 30 years. He became a full-time employee and a director as of February 8, 2017. His responsibilities include overseeing all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. He is also responsible for all our accounting and financial matters. Mr. Villano holds a bachelor’s degree in Accounting from the University of Rhode Island in 1982. We believe that Mr. Villano’s experience in managing our business for the last six years and his professional background as a certified public accountant make him an important part of our management team and make him a worthy candidate to serve on the Board.
Leslie Bernhard became a member of the Board as of February 9, 2017. She has served as the non-executive chairman of the board of directors of Milestone Scientific Inc. (NYSE American: MLSS), a developer and manufacturer of medical and dental devices, since October 2009, and an independent director of Milestone since May 2003. She also served as interim chief executive officer of Milestone from October 2017 to December 2017. From 2007 through September 2018, Ms. Bernhard has also served as an independent director of Universal Power Group, Inc., a global supplier of power solutions (“UPG”), and since September 2018 she has been serving as a consultant to UPG. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. We believe that Ms. Bernhard’s experience as an entrepreneur and her service as a director of other public corporations will enable her to make an important contribution to the Board.
Arthur L. Goldberg became a member of the Board as of February 9, 2017. He has been a private accounting and business consultant since April 2012. From March 2011 through June 2015 he served as a director of Sport Haley Holdings, Inc., a manufacturer and distributor of sportswear and furniture. From January 2008 through March 2013, he served as a member of the board of directors of directors of SED International Holdings, Inc. (OTC: SEDN), a distributor of consumer electronics. From January 2008 through March 2012, he served as the chief financial officer of Clear Skies Solar, Inc., an installer of solar panels. Mr. Goldberg has held senior executive positions, including chief financial officer and chief operating officer, and served as a director of several public companies. From January 2008 through June 2008, he served as the chief financial officer of Milestone Scientific, Inc. (NYSE American: MLSS), a medical device company. From June 1999 through April 2005, Mr. Goldberg was a partner with Tatum CFO Partners, LLP which provided interim CFO staffing services for public and private companies. Mr. Goldberg is an attorney and a certified public accountant and holds a B.B.A. degree from the City College of New York, an M.B.A. from the University of Chicago and J.D. and LLM degrees from the New York University School of Law. Mr. Goldberg was selected as a director because of his experience as the senior executive, operations and financial officer of several public companies and because of his background in law and accounting. We believe that his background and experience will provide the Board with a perspective on corporate finance matters. Given his financial experience, the Board has also determined that Mr. Goldberg qualifies as the Audit Committee financial expert, pursuant to Item 407(d)(5) of Regulation S-K promulgated by the SEC.
Brian A. Prinz became a member of the Board as of February 9, 2017. Since 1976, Mr. Prinz has been employed by Current, Inc., a leading manufacturer of laminated products including sheeting, tubes, rods, spacers and standoffs, as well as electrical grade laminates, a variety of carbon fiber products and other industrial products, which are used in various industries including construction, recreation, energy exploration and defense. Since 2011, Mr. Prinz has served as its president and chief financial officer. Mr. Prinz graduated from Bryant College with a B.A. in 1976. We believe that his background and experience make him well qualified to serve as a member of the Board.
The Board recommends a vote FOR the election of each director nominee and Proxies that are signed and returned will be so voted unless otherwise instructed.
*   *   *   *   *

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Capacity in Which Served	In Current Position Since
John L. Villano(1)	60	Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Treasurer	2017
Peter J. Cuozzo	59	Executive Vice President and Chief Operating Officer	July 2020

(1)
Biographical information is provided above.

Set forth below is a brief description of the background and business experience of Dr. Cuozzo:
Peter J. Cuozzo, is an experienced business executive and professional educator with nearly 40 years diverse background as a corporate officer, senior HR leader, CEO advisor, chief learning and talent officer, organization development partner, executive coach, and entrepreneur. From 2007 to June 30, 2020, Dr. Cuozzo was a managing partner of Cuozzo Enterprises LLC, a management consulting firm specializing in organizational effectiveness, executive and leadership development, talent management, and employee engagement. From 2017 to 2020, he was also serving as a vice president of TBC Corporation, one of North America’s largest marketers of automotive replacement tires. From 2013 to 2017, he was a managing partner of Americana Memories LLC, a buyer and seller of vintage memorabilia and collectibles for both the wholesale and retail marketplace. Prior to that, from 2011 to 2013, he was a managing partner of Sachem Capital Partners LLC, our predecessor. Dr. Cuozzo earned both a doctorate and masters in adult and workplace education from Columbia University’s Teachers College (USA). He also holds an MBA from the University of Bridgeport (USA) and a Bachelor of Arts degree from the University of Notre Dame (USA).
Code of Ethics
The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company and is available on our website, which is located at www.sachemcapitalcorp.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE American LLC (the “NYSE American”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.
Director Independence and Committees of the Board
The current members of the Board are John L. Villano, Leslie Bernhard, Arthur Goldberg and Brian Prinz. The Board has determined, in accordance with the NYSE American LLC Company Guide, that: (i) Ms. Bernhard and Messrs. Goldberg and Prinz are independent and represent a majority of its members; and (ii) Ms. Bernhard and Messrs. Goldberg and Prinz, as the members of the Audit Committee, the Nominating and Corporate Governance and Compensation Committee, are independent for such purposes. In determining director independence, the Board applies the independence standards set by NYSE American. In applying these standards, the Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.
We have three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is made up entirely of independent directors as defined under the NYSE American LLC Company Guide. Mr. Goldberg is the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulations S-K; Ms. Bernhard is the chairman of the Compensation Committee; and Mr. Prinz is the chairman of the Nominating and Corporate Governance Committee.
Audit Committee.   The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

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selecting, hiring and terminating our independent auditors;

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evaluating the qualifications, independence and performance of our independent auditors;

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approving the audit and non-audit services to be performed by the independent auditors;

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reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

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with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

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preparing the report that the SEC requires in our annual Proxy Statement.

Compensation Committee.   The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:
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approving the compensation and benefits of our executive officers;

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reviewing the performance objectives and actual performance of our officers; and

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administering our stock option and other equity and incentive compensation plans.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:
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evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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establishing a policy for considering shareholder nominees to the Board;

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reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

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reviewing and monitoring compliance with our Code of Ethics and insider trading policy.

During fiscal year 2019, the Board held 14 meetings, the Audit Committee held five (5) meetings, the Compensation Committee held one (1) meeting and the Nominating and Corporate Governance Committee held three (3) meetings. Copies of the Committee charters are available on our website at www.sachemcapitalcorp.com.
All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.
It is the Company’s policy that directors are encouraged to attend the Annual Meeting.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three (3) members of the Board who meet the independence and experience requirements of NYSE American and the SEC.
The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees our relationship with our independent registered public accounting firm.
The Audit Committee has reviewed the Sachem Capital Corp. (“Sachem”) audited financial statements for the year ended December 31, 2019 and met with management to discuss such audited financial statements. The Audit Committee has discussed with Hoberman & Lesser, LLP (“H&L”), Sachem’s independent accountants, the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from H&L required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with H&L its independence from us and our management. H&L had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee has recommended to the Board that Sachem’s audited financial statements for the year ended December 31, 2019 be included in Sachem’s Annual Report on Form 10-K for the year then ended for filing with the SEC.
AUDIT COMMITTEE:
Arthur Goldberg, Chairman
Leslie Bernhard
Brian Prinz
The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for nominating director candidates for the annual meeting of shareholders each year and will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information: (i) the name of the shareholder and evidence of the person’s ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board.
The information described above must be sent to the Company’s Chief Financial Officer at 698 Main Street, Branford, Connecticut 06405, on a timely basis in order to be considered by the Nominating and Corporate Governance Committee, within the time periods set forth in the “Shareholder Proposals” section below.
The Nominating and Corporate Governance Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating and Corporate Governance Committee for such candidates. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.
Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating and Corporate Governance Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating and Corporate Governance Committee may consider all such information in light of information regarding any other candidates that the Nominating and Corporate Governance Committee might be evaluating for membership on the Board. In certain instances, the Nominating and Corporate Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.
Disclosure of Director Qualifications
The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for shareholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board of directors.
The Nominating and Corporate Governance Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her business or professional field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company as well as and a reputation of integrity and competence in his or her personal and professional activities. Specifically, the Nominating and Corporate Governance Committee’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business, the markets in which it operates and culture; (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company; (iii) certain personal characteristics, including integrity, competence, suitable professional training and experience, record of achievement, a reputation for collegiality and a history of constructive contribution to collective endeavors; and (iv) the ability and commitment to devote sufficient time and energy to serve on the Board. Finally, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds, skills, experiences and perspectives that reflect the values of the community in which the Company operates and that will enable the Company to fully and properly serve its clients and the surrounding communities as well as address the business and social challenges that could arise in the course of the Company’s business activities.
Board Leadership Structure
John L. Villano has served as Chairman of the Board and Chief Executive Officer since taking office in February 2017. Our By-Laws give the Board the flexibility to determine whether the roles of Chairman of the Board and Chief Executive Officer should be held by the same person or by two separate individuals. Our Nominating and Corporate Governance Committee evaluates our leadership structure and determines the most appropriate structure based upon its assessment of the Company’s needs, strategy and long-term goals. The Board also considers specific circumstances that may arise from time to time as well as social and cultural issues that may arise in the course of the Company’s business. At this time, the Board has determined that having John L. Villano serve as both the Chairman of the Board and Chief Executive Officer is in the best interest of our shareholders. The Board believes this structure makes the best use of Mr. Villano’s extensive knowledge of our business, financial requirements, personnel, strategic initiatives and industry. It also fosters real-time communication between management and the Board.
The Board’s Oversight of Risk Management
The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of management, to assess and analyze the most likely areas of future risk to which we may be vulnerable.
Communications with Directors
The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405, Attention: Secretary.
All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.
COMPENSATION OF DIRECTORS
Our non-employee director compensation plan, as amended and effective on October 1, 2019 (the “Director Plan”), provides as follows:
•
each non-employee director will receive cash compensation at a rate of $30,000 per year, which amount shall be paid in equal quarterly installments of $7,500 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the chairman of the Audit Committee will receive additional cash compensation of $7,500 per year, payable in equal quarterly installments of $1,875 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the chairman of the Compensation Committee will receive additional cash compensation of $5,000 per year, payable in equal quarterly installments of $1,250 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•
the chairman of the Corporate Governance and Nominating Committee will receive additional cash compensation of $2,500 per year, payable in equal quarterly installments of $625 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1); and

•
each non-employee director will receive a grant of 2,500 Common Shares on the date he or she is re-elected to serve on the Board.

John L. Villano, an executive officer as well as a director, does not receive compensation in connection with his position as a member of the Board.
The following table provides compensation information for the year ended December 31, 2019 for each of the Independent Directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Leslie Bernhard	$22,825	$10,470	$33,295
Arthur L. Goldberg	$25,375	$10,470	$35,845
Brian A. Prinz	$23,250	$10,470	$33,295

(1)
During the year ended December 31, 2019, under the Director Plan, each of Ms. Bernhard and Messrs.

Goldberg and Prinz was awarded an aggregate of 2,500 Common Shares, respectively. The dollar amounts reflected in the table are the aggregate grant date fair value for the Common Shares awarded computed in accordance with FASB ASC Topic 718.
Executive Compensation
The following Summary Compensation Table sets forth all compensation earned by or paid to, in all capacities, during the years ended December 31, 2019 and 2018 (i) all individuals serving as our principal executive officer during the last completed fiscal year; (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (ii) but for the fact that the individual was not serving as an executive officer of our company at the end of the last completed fiscal year (the “Named Executives”):
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Total
		($)	($)	($)
John L. Villano Chairman of the Board, Chief Executive Officer, Chief Financial Officer President and Treasurer
	2019	$360,000	—	$360,000
	2018	$310,500	—	$310,500
Jeffrey C. Villano* Co-Chief Executive Officer, President, Treasurer and Director
	2019	$325,385	—	$325,385
	2018	$310,500	—	$310,500

*
Resigned as an officer and employee of the Company effective as of November 21, 2019 and as a director as of December 10, 2019.

Employment Agreements — John L. Villano
In August 2016, in anticipation of our initial public offering, we entered into an employment agreement with John L. Villano. The material terms of Mr. Villano’s employment agreement are as follows.
•
Mr. Villano will serve as our co-chief executive officer, president and treasurer. In addition, Mr. Villano serves as chairman and as our chief financial officer. Upon the resignation of Jeffrey C. Villano in November 2019, he became the sole chief executive officer of the Company.

•
The term of his employment is five years, which commenced on February 9, 2017, unless terminated earlier pursuant to the terms of the agreement. The termination date will be extended one year on each anniversary date of the agreement unless either party to the agreement provides written notice at least 180 days before the next anniversary date that it is electing not to renew the agreement, in which case the agreement will terminate at the end of the fourth year from the next anniversary date.

•
Initially his base compensation was $260,000. Effective as of April 1, 2018, his base compensation was increased to $360,000 per annum.

•
He is entitled to incentive compensation in such amount as shall be determined by the Compensation Committee of the Board in its sole and absolute discretion, based on our achieving financial performance goals and other criteria established by the Board.

•
He is also entitled to incentive compensation for certain capital transactions in such amount as shall be determined by the Compensation Committee of the Board in its sole and absolute discretion.

•
He has the right to participate in all retirement, pension, deferred compensation, insurance and other benefit plans adopted and maintained by us for the benefit of employees and be entitled to additional compensation in an amount equal to the cost of any such benefit plan or program if he chooses not to participate.

•
He is indemnified to the full extent permitted by law against and for any claims, liabilities, losses, expenses and costs incurred that relate to any acts or omission taken in his capacity as an officer or director.

•
We have the right to terminate the employment agreement at any time with or without cause and for death or disability (as defined in the employment agreement). See below for the payments due upon a termination.

•
He is subject to a two-year non-competition provision if we terminate the employment agreement for cause.

•
In the event any payment to the employee is subject to an excise tax under the Code, we will pay the employee an additional amount equal to the amount of the excise tax and any other taxes (whether in the nature of excise taxes or income taxes) due with respect to such payment.

Termination and Change of Control Arrangement
Mr. Villano’s employment agreement provides that we may terminate his employment at any time with or without cause. It also provides that his employment will terminate upon his death or disability. If we terminate his employment for cause, we are only liable for his base salary and benefits through the date of termination. In addition, he will not forfeit any rights to payments, options or benefits that have vested or have been earned or to which he is entitled as of the date of termination. If we terminate his employment without cause or the agreement terminates due to Mr. Villano’s death or disability or if Mr. Villano terminates his employment for “Good Reason” (as defined in the employment agreement), he is also entitled to receive: (i) a lump sum payment equal to 48 times his monthly salary on the date of termination; (ii) any deferred compensation or accrued vacation pay; (iii) continuation for a 12-month period after termination of health and welfare and long-term disability benefits; and (iv) a pro rata share of any incentive compensation and any other compensation or benefits to which he would have been entitled had he not been wrongfully terminated.
Good Reason includes a “change in control” with respect to the Company. A “change in control” would occur: (1) if we merge into another corporation and, as a result of such merger, our shareholders immediately prior to such merger own less than 50% of the surviving corporation; (2) we sell, lease or otherwise dispose of all or substantially all of our assets; (3) if any individual, corporation or other entity or group of such persons acting jointly acquires beneficial ownership, directly or indirectly, of our Common Shares or any other securities having voting rights that we may issue in the future, rights to acquire our voting securities (including, without limitation, securities that are convertible into voting securities and rights, options warrants and other agreements or arrangements to acquire such voting securities) in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board, as then constituted; or (4) if any individual, corporation or other entity or group of such persons acting jointly acquires beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 40% percent or more of the combined voting power of our then outstanding voting securities unless such acquisition is expressly approved by resolution of the Board passed upon affirmative vote of not less than a majority of the Board and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date we obtain actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of the executive under his employment agreement). Notwithstanding the preceding sentence, any transaction that involves a mere change in identity form or place of organization within the meaning of Section 368(a)(1)(F) of the Code, or a transaction of similar effect, will not constitute a “change in control.”
Employment Agreement — Peter J. Cuozzo
On July 7, 2020, we entered into an employment agreement with Peter J. Cuozzo, our executive vice president and chief operating officer, effective as of July 1, 2020. The material terms of the employment agreement are as follows.
•
He will serve as our executive vice president and chief operating officer on a full-time basis.

•
The agreement can be terminated by either party at any time up delivery of written notice to the other party.

•
His duties include overseeing, supervising and managing the Company’s business, (ii) overseeing and supervising the Company’s expansion into Florida, Texas and such other markets identified by the Company’s chief executive office and/or the Board and (iii) such other duties, responsibilities, tasks and projects as shall be determined by the Company’s chief executive officer and/or the Board, with the understanding that he shall have the customary authority and support to accomplish such assigned duties, responsibilities, tasks and projects.

•
He will be based in Naples, Florida but is required to work from the Company’s principal place of business, currently in Branford Connecticut, as frequently and for such period of time as directed by the Company’s chief executive officer.

•
His base compensation is $250,000 per year.

•
He was paid a signing bonus of $25,000.

•
He will be entitled to additional compensation in such amounts, at such times and under such circumstances as shall be determined by the Board and/or the Compensation Committee based on (i) the growth of the Company’s business; (ii) capital origination, whether via the sale by the Company of its equity, debt or derivative securities or via new credit facilities with traditional or non-traditional lenders and (iii) mergers and acquisitions of other entities or assets.

•
He is eligible to participate in any retirement plans (qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been or is hereafter adopted by the Company (or in which the Company participates), according to the terms of such plan or program, on terms no less favorable than the most favorable terms granted to senior executives of the Company.

•
He is entitled to 25 vacation days per annum and severance pay equal 18 months of his base compensation if he is terminated without cause, or if he terminates for good reason, prior to July 1, 2022.

•
He is subject to a covenant not to compete that continues for 18 months after termination unless he is terminated without “cause” prior to July 1, 2022.

Employment Agreement — Jeffrey C. Villano
In August 2016, in anticipation of our initial public offering, we entered into an employment agreement with Jeffrey C. Villano, one of our founders, which was identical to the employment agreement with John L. Villano. Jeffrey C. Villano, voluntarily terminated his employment with us in November 2019.
Outstanding Equity Awards at December 31, 2019
None.
Equity Compensation Plan Information
On October 27, 2016, we adopted the 2016 Equity Compensation Plan, (the “Plan”), the purpose of which is to align the interests of our officers, other employees, advisors and consultants or any subsidiary, if any, with those of our shareholders and to afford an incentive to such officers, employees, consultants and advisors to continue as such, to increase their efforts on our behalf and to promote the success of our business. The basis of participation in the Plan is upon discretionary grants of awards by the Board. The Plan is administered by the Compensation Committee. The maximum number of Common Shares reserved for the grant of awards under the Plan is 1,500,000, subject to adjustment as provided in Section 5 of the Plan. Approximately fourteen individuals are eligible to participate in the Plan including, our two executive officers, nine other employees and three independent directors.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	Not applicable	1,469,616
Total	0	Not applicable	1,469,616
During the fiscal year ended December 31, 2019, we granted an aggregate of 7,500 restricted common shares under the Plan.
Types and Terms of Awards
Awards under the Plan may take the form of stock options (either incentive stock options or non-qualified stock options) or restricted shares. Subject to restrictions that are set forth in the Plan, the Compensation Committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.
The Compensation Committee is subject to the following specific restrictions regarding the types and terms of awards:
•
The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.

•
No award may be granted after the expiration of the Plan (more than ten years after the Plan adoption date).

•
No stock option can be “repriced” without the consent of the shareholders and of the option holder if the effect would be to reduce the exercise price per share.

Amendment and Termination of the Plan
The Plan expires on the tenth anniversary of the date of its adoption by the Board. Prior to the expiration date, the Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time; provided, however, that unless otherwise determined by the Board, an amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any grantee under any outstanding award granted under the Plan without such grantee’s consent.
Exercise Price of an Option Granted Under the Plan
The exercise price of an option granted under the Plan may be no less than the fair market value of a common share on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of Section 422 of the Code from time to time, otherwise determined by the Compensation Committee. However, incentive stock options granted to a ten percent shareholder must be priced at no less than 110% of the fair market value of our common shares on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the Compensation Committee. The Compensation Committee also determines the exercise schedule of each option grant.
Federal Income Tax Consequences
The following is a summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan and does not purport to be complete.

Non-qualified Stock Options.   The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the grantee is in receipt of income in connection with the exercise of a non-qualified stock option.
Incentive Stock Options.   The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.
Restricted Shares.   Generally, unless the participant elects, pursuant to Section 83(b) of the Code to recognize income in the taxable year in which restricted shares have been awarded, the participant is required to recognize income for federal income tax purposes in the first taxable year during which the participant’s rights over the restricted shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, we will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes except to the extent that such participant’s total compensation for the taxable year exceeds $1.0 million, in which case such deduction may be limited by Section 162(m) of the Code unless any such grant of restricted shares is made pursuant to a performance-based benchmark established by the Compensation Committee.
As of December 31, 2019, there were no options granted under the Plan.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with during the year ended December 31, 2019 except as set forth below.
Delinquent Section 16(a) Reports
During the year ended December 31, 2019, Brian Prinz, a director, was late in the filing of three Statements of Changes in Beneficial Ownership on Form 4.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In March 2019 we relocated our principal offices to 698 Main Street, Branford, Connecticut upon the completion of renovations. Prior to March 2019, our principal offices were located at 23 Laurel Street, Branford, Connecticut, a property owned by Union News of New Haven, Inc. Jeffrey C. Villano was the chief executive officer of Union News and the owner of 20% of its outstanding stock. The other 80% was owned by Shirley Villano, the mother of Jeffrey C. Villano and John L. Villano. The rent payable to Union News was $1,500 per month.
During 2019 two loans, in the aggregate principal amount of approximately $879,000, to JJV, LLC, an entity controlled by John L. Villano and Jeffrey C. Villano, were repaid. During the years ended December 31, 2019 and December 31, 2018, JJV paid interest to us in the amount of approximately $44,000 and $148,000, respectively. These loans were made in connection with JJV’s purchase of real property from third parties who, for various reasons, did not meet our loan criteria. We believe that the terms of these loans are no less beneficial to us than they would have been if we made the loans to unrelated third parties and are all properly documented.
We have adopted a policy that prohibits any transaction between us and a related party unless the terms of that transaction are no less favorable to us than if we had entered into the same transaction with an unrelated party and the transaction is approved by our Audit Committee or other independent committee of the Board, in the case where it is inappropriate for our Audit Committee to review such a transaction due to a conflict of interest.
Security Ownership of Certain Beneficial Owners
The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of all persons known by us to own beneficially more than 5% of our outstanding Common Shares, Named Executives, all directors, and all directors and officers as a group:
Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned(2)	Percentage of Class(3)
Executive Officers and Directors
John L. Villano (4)	1,247,396	5.64%
Leslie Bernhard	5,404	*
Arthur L. Goldberg	15,128	*
Brian A. Prinz	355,511	1.61%
Peter J. Cuozzo	18,594	*
All officers and directors as a group (5 persons) (5)	1,635,206	7.42%
Greater than 5% Shareholders
Jeffrey C. Villano (6)	1,753,722	7.93%

*
Less than 1%.

(1)
Unless otherwise provided, the address of each of the individuals above is c/o Sachem Capital Corp., 698 Main Street, Branford, CT 06405.

(2)
A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(3)
All percentages are determined based on 22,117,301 Common Shares outstanding as of the Record Date.

(4)
Includes 6,827 common shares owned by his wife. Mr. Villano disclaims beneficial ownership of those shares for the purposes of section 13(d) or 13(g) of the Exchange Act.

(5)
Does not include the common shares beneficially owned by Jeffrey C. Villano. In 2019, Jeffrey C. Villano resigned from all his positions an officer and director of Sachem Capital Corp.

(6)
Served as our Co-Chief Executive Officer, President and Treasurer until November 20, 2019 and as a director until December 10, 2019. His holdings include 394,718 and 183,532 common shares owned by Ultimate Brands Inc. and Union News of New Haven, Inc., respectively, each a corporation of which he is the founder and chief executive officer and over which he has full voting and dispositive control, and 3,251 common shares owned by his daughter. To our best knowledge, Mr. Villano has disclaimed beneficial ownership of the common shares owned by his daughter for the purposes of section 13(d) or 13(g) of the Exchange Act.

ADVISORY APPROVAL OF THE APPOINTMENT
OF INDEPENDENT AUDITORS
H&L has been our independent auditor since 2015. Their audit report appears in our annual report for the fiscal year ended December 31, 2019. One or more representatives of H&L is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our shareholders.
Selection of the independent accountants is not required to be submitted to a vote of our shareholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint H&L to serve as independent auditors to conduct an audit of our accounts for the 2020 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain H&L and may retain that firm or another without re-submitting the matter to the shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.
The Board recommends a vote FOR this proposal
and proxies that are signed and returned will be so voted unless otherwise instructed.
*   *   *   *

Independent Registered Public Accounting Firm Fees and Other Matters
The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by H&L for fiscal years 2019 and 2018:
	2019	2018
Audit fees	$168,000	$111,800
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$168,000	$111,800
Audit Fees
In 2019, the audit fees include fees for professional services rendered for (i) the review of our quarterly financial statements, (ii) the review of four separate prospectus supplements to our shelf registration statement on Form S-3, described below, and (iii) other services that are normally provided in connection with statutory and regulatory filings.
In 2018, the audit fees include fees for professional services rendered for (i) the review of our quarterly financial statements, (ii) in connection with our shelf registration statement (File No. 333-227906) on Form S-3 under the Securities Act of 1933, as amended, which was declared effective by the SEC on November 9, 2018, and (iii) other services that are normally provided in connection with statutory and regulatory filings.
Audit Committee Pre-Approval Policy
The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.
MISCELLANEOUS
Other Matters
Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.
Reports and Consolidated Financial Statements
The Company’s Annual Report for the year ended December 31, 2019, including our Audited Consolidated Financial Statements for the year then ended, are included with this Proxy Statement. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.
A copy of the Company’s Annual Report on Form 10-K, without exhibits, will be provided without charge to any shareholder submitting a written request. Such request should be addressed to John L. Villano, Chief Financial Officer, Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405.
Solicitation of Proxies
The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and Proxy Material to the beneficial owners of its Common Shares.
Shareholder Proposals for Next Annual Meeting
Shareholders who intend to have a proposal considered for inclusion in our Proxy Materials for presentation at our next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 698 Main Street, Branford, Connecticut 06405, in writing not later than May 19, 2021.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of our Proxy Statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 698 Main Street, Branford, Connecticut 06405, (203) 433-4736. If you want to receive separate copies of the annual report and Proxy Statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.
The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.
In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.
We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR SHAREHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.
EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.
By order of the Board
John L Villano, CPA
Chairman
Branford, Connecticut
September 15, 2020

SACHEM CAPITAL

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by October 15, 2020 at 01:00 AM, Eastern Daylight Saving Time.

Online
Go to **www.envisionreports.com/SACH** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/SACH

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. ELECTION OF DIRECTORS:

01 - John L. Villano
02 - Leslie Bernhard
03 - Arthur Goldberg
04 - Brian Prinz

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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The 2020 Annual Meeting of Shareholders of Sachem Capital Corp. will be held on October 15, 2020, 10:00 AM EDT, virtually via the internet at www.meetingcenter.io/275337634.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — SACH2020

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SACH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Sachem Capital Corp.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — October 15, 2020
10:00 AM, Eastern Daylight Saving Time

John L. Villano and Peter J. Cuozzo, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares as proxies of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Sachem Capital Corp. to be held on October 15, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting. ☐